SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): September 6, 2005


                            Heartland Partners, L.P.
               (Exact Name of Registrant as Specified in Charter)

       Delaware                        1-10520                  36-3606475
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)


 53 W. Jackson Blvd., Suite 1150 Chicago, Illinois               60604
     (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (312) 834-0592

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              _____________________

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On September 6, 2005, Heartland Partners, L.P. (the "Company") was advised by its independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), that PwC declined to stand for reelection as the Company's independent registered public accounting firm. The Company is in the process of engaging a new independent registered public accounting firm.

Except for an explanatory paragraph expressing substantial doubt about the Company's ability to continue as a going concern included in PwC's report for the year ended December 31, 2004, the reports of PwC on the Company's financial statements for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

The audit committee of the Company did not participate in the termination of the client-auditor relationship with PwC.

During the years ended December 31, 2004 and 2003 and through September 6, 2005, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make a reference thereto in connection with its reports on the financial statements for such years.

During the years ended December 31, 2004 and 2003 and through September 6, 2005, there have been no "reportable events," as such term is defined in Item 304(a)(1)(v) of Regulation S-K, other than, as previously disclosed, the Company has experienced delays in the completion of its financial statements for the year ended December 31, 2004 and the accompanying annual report on Form 10-K and its financial statements for the three months ended March 31, 2005 and the three and six months ended June 30, 2005 and the accompanying quarterly reports on Form 10-Q due, in part, to the resignation of its chief financial officer and the resulting transition of the provision of accounting services by an independent contractor. Management believes this reportable event does not rise to the level of a material weakness.

The Company provided PwC with a copy of the above disclosures it is making in response to Item 4.01 of this Form 8-K and has requested PwC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements, and, if not, stating the respects in which it does not agree. A copy of such letter is filed as
Exhibit 16.1 to this Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT         DESCRIPTION
-------         -----------

 16.1           Letter from PricewaterhouseCoopers LLP, dated September 12, 2005


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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HEARTLAND PARTNERS, L.P.


Date:  September 12, 2005                 By:  /s/ Lawrence S. Adelson
                                               ---------------------------------
                                               Lawrence S. Adelson
                                               Manager of HTI Interests, LLC,
                                               General Partner










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
                                  EXHIBIT INDEX

EXHIBIT         DESCRIPTION
-------         -----------

 16.1           Letter from PricewaterhouseCoopers LLP, dated September 12, 2005

















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